SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[   ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Investment Trust

(Name of Registrant as Specified in Its Charter)

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 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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 (2)   Aggregate number of securities to which transaction applies:

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 (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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 (4)   Proposed maximum aggregate value of transaction:

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 [  ]   Fee paid previously with preliminary materials.

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 [  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of  its filing.

(1)   Amount Previously Paid:

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 (2)   Form, Schedule or Registration Statement no.:

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EATON VANCE MASSACHUSETTS LIMITED MATURITY MUNICIPAL INCOME FUND

Two International Place

Boston, Massachusetts 02110

August __, 2016

Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Massachusetts Limited Maturity Municipal Income Fund (the “Fund”), a series of Eaton Vance Investment Trust (the “Trust”), on October 20, 2016 to consider two proposals that are described in greater detail in the enclosed proxy statement.  We ask you to read the enclosed information carefully and to submit your vote promptly.

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Massachusetts state personal income taxes by investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and Massachusetts state personal income taxes (the “Current 80% Policy”).  Boston Management and Research (“BMR”), an indirect subsidiary of Eaton Vance Corp., serves as the investment adviser to the Fund and Eaton Vance Management (“EVM”), a wholly-owned subsidiary of Eaton Vance Corp., serves as the administrator to the Fund.  BMR and EVM have proposed, and the Board of Trustees has approved, changes to the Fund, that would (i) change the Fund’s investment objective from providing current income exempt from regular federal income tax and Massachusetts state personal income taxes to seeking to maximize after-tax total return; and (ii) allow the Fund to (a) employ a more flexible investment approach and invest nationally (i.e., not primarily in issuers exempt from Massachusetts state personal income taxes), (b) invest in municipal obligations of any duration and credit quality and (c) shorten the Fund’s dollar-weighted average portfolio duration to 4.5 years or less.   The Fund’s name also would be changed to “Eaton Vance Short Duration Municipal Opportunities Fund.” In connection with the foregoing changes, the Fund’s shareholders are being asked to vote on the following proposals: (1) to amend the Fund’s Current 80% Policy to require the Fund to invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax; and (2) to approve a new Investment Advisory and Administrative Agreement between EVM and the Fund, pursuant to which EVM will serve as investment adviser and administrator to the Fund.

We realize that most shareholders will not be able to attend the meeting and vote their shares in person.  However, the Fund does need your vote.  You can vote by mail, telephone, or over the Internet, as explained in the enclosed material.  If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person.  By voting promptly, you can avoid additional solicitations by telephone or other means and help the Fund avoid the expense of additional solicitations.

If you would like additional information concerning the proposals, please call one of our representatives at 855-928-4479 Monday through Friday between 9:00 a.m. – 10:00 p.m.  Your participation in this vote is extremely important.

Sincerely,

/s/ Payson F. Swaffield

Payson F. Swaffield

President

Eaton Vance Investment Trust

YOUR VOTE IS IMPORTANT – PLEASE RETURN YOUR PROXY CARD PROMPTLY.  SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS.  YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

EATON VANCE MASSACHUSETTS LIMITED MATURITY MUNICIPAL INCOME FUND

Two International Place

Boston, Massachusetts 02110

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on October 20, 2016:  The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Eaton Vance website at www.eatonvance.com, by selecting “Individual Investors” followed by “Products” and then “Mutual Funds – Documents.”

A Special Meeting of Shareholders of Eaton Vance Massachusetts Limited Maturity Municipal Income Fund (the “Fund”), a series of Eaton Vance Investment Trust (the “Trust”), will be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on October 20, 2016 at 11:00 a.m. (Eastern Time) for the following purposes:

1.

To amend the Fund’s policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and Massachusetts state personal income taxes to require the Fund to invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax;

2.

To approve an Investment Advisory and Administrative Agreement between Eaton Vance Management (“EVM”) and the Fund, pursuant to which EVM will serve as investment adviser and administrator to the Fund; and

3.

To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

These proposals are discussed in greater detail in the following pages.  Any such vote in FAVOR or AGAINST a proposal will also authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any such adjournment of the Special Meeting.

The meeting is called pursuant to the By-Laws of the Trust.  The Board of Trustees of the Trust has fixed the close of business on August 16, 2016 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the Board of Trustees

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

August __, 2016

Boston, Massachusetts

IMPORTANT

By promptly returning the enclosed proxy or voting by telephone or over the Internet, shareholders can help the Fund avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum.  The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

EATON VANCE MASSACHUSETTS LIMITED MATURITY MUNICIPAL INCOME FUND

Two International Place

Boston, Massachusetts 02110

PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of a Special Meeting (the “Meeting”) of Eaton Vance Massachusetts Limited Maturity Municipal Income Fund (the “Fund”) to be held on October 20, 2016 at 11:00 a.m. (Eastern Time) at Two International Place, Boston, MA 02110, for the benefit of shareholders who wish to vote, but do not expect to be present at the Meeting.  The Fund is a series of Eaton Vance Investment Trust (the “Trust”).  The proxy is solicited on behalf of the Board of Trustees of the Trust (the “Board”).  Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter.  A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Fund’s proxy tabulator, AST Fund Solutions, LLC, or by executing and delivering a later dated proxy, or by attending the Meeting and voting the shares in person.  Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked.  If you attend the Meeting in person, please be prepared to present photo identification and proof of your share ownership.  This proxy material is initially being mailed to shareholders on or about August __, 2016.  Supplementary solicitations may be made by mail, telephone, facsimile or electronic means.  By voting promptly, you can avoid additional solicitations by telephone or other means.

The Trustees have fixed the close of business on August 16, 2016 as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.  Shareholders at the close of business on the record date will be entitled to one vote for each share held.  As of August 16, 2016, there were 5,793,258.447 shares of beneficial interest of the Fund outstanding, which consists of 2,969,847.721 Class A shares, 999,038.673 Class C shares and 1,824,372.053 Class I shares.

The persons who held of record 5% or more of the outstanding shares of any class of shares of the Fund as of August 16, 2016 are set forth in Exhibit A.  To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of the Fund.  The Trustees and executive officers of the Trust individually and as a group own beneficially less than 1% of the outstanding shares of each class of the Fund as of August 16, 2016.  Shareholders of all classes of shares of the Fund will vote jointly on each proposal.

The Trustees know of no business that will be presented for consideration other than the business described in Proposals 1 and 2 in the Notice of Meeting.  If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

The Fund has previously sent its Annual Report and Semiannual Report to its shareholders.  The Fund will furnish without charge a copy of the Fund’s most recent Annual Report and the most recent Semiannual Report to any shareholder upon request.  Shareholders desiring to obtain a copy of such reports should: (i)  access them on Eaton Vance’s website at www.eatonvance.com; (ii)  write to the Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator, Mutual Fund Services;  or (iii)  call 1-800-262-1122 Monday through Friday between 8:30 a.m. – 5:30 p.m. (Eastern Time).

QUESTIONS AND ANSWERS

WHAT IS BEING PROPOSED?

You are being asked to vote on two proposals.  The first proposal is to amend the Fund’s policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and Massachusetts state personal income taxes (the “Current 80% Policy”).  Under the new policy, the Fund would be required to invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax (the “New 80% Policy”).  The second proposal is to approve a new Investment Advisory and Administrative Agreement between Eaton Vance Management (“EVM”) and the Fund (the “Proposed Agreement”).

WHAT EFFECT WILL THE PROPOSED CHANGES HAVE ON THE INVESTMENT MANAGEMENT OF THE FUND?

The first proposal asks shareholders of the Fund to approve an amendment to the Fund’s Current 80% Policy, which is part of the Fund’s principal investment strategies. Currently, the Fund, under normal market conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and Massachusetts state personal income taxes. As a result of the Current 80% Policy, the Fund invests primarily in municipal obligations issued by Massachusetts and its municipalities and the income distributed by the Fund generally is exempt from federal income and Massachusetts state personal income taxes.  If the New 80% Policy is approved, the Fund is not expected to invest primarily in municipal obligations issued by Massachusetts and its municipalities, and while the Fund’s income distributions will generally be exempt from federal income tax, all or a portion of the income distributed by the Fund may not be exempt from Massachusetts state personal income taxes.  As described further in Proposal 1, the proposal to change the Fund’s Current 80% Policy is necessary to provide the Fund with greater investment flexibility consistent with its new investment objective to seek to maximize after-tax total return.

The second proposal asks shareholders to approve the Proposed Agreement.  Boston Management and Research (“BMR”), an indirect subsidiary of Eaton Vance Corp. (“EVC”), currently provides investment management services to the Fund pursuant to an Investment Advisory Agreement dated October 8, 2004 (the “Current Agreement”).  EVM, a wholly-owned subsidiary of EVC, serves as administrator to the Fund pursuant to a separate Amended and Restated Administrative Services Agreement dated August 6, 2012.  If the Proposed Agreement is approved, EVM will become the Fund’s investment adviser and will continue to serve as its administrator.  EVM and BMR are staffed by the same personnel so if the Proposed Agreement is approved there will be no change to the Fund’s portfolio manager or other personnel involved in the management of the Fund.

WHAT EFFECT WILL THE PROPOSED CHANGES HAVE ON THE FEES AND THE EXPENSES OF THE FUND?

For its services as investment adviser to the Fund, BMR currently receives an advisory fee that has both an asset-based and an income-based component.  EVM does not receive a fee for the administrative services it provides to the Fund.  If the Proposed Agreement is approved, the fee payable under the Proposed Agreement will be based on Fund assets only.  Based on average daily assets of the Fund for its fiscal year ended March 31, 2016, the effective fee rate under the Proposed Agreement would have equaled the Fund’s effective advisory fee rate under the Current Agreement.  If the Proposed Agreement is approved, EVM has agreed to reimburse the Fund to the extent its total annual operating expenses exceed 0.70% annually for Class A shares, 1.45% annually for Class C shares and 0.55% annually for Class I shares.  For its fiscal year ended March 31, 2016, the Fund’s total annual operating expenses were 0.77% for Class A shares, 1.52% for Class C shares and 0.62% for Class I shares.

WHY ARE THESE CHANGES BEING PROPOSED?

The Proposal to change the Fund’s 80% Policy is necessary to reposition the Fund as a flexible, shorter duration, national municipal fund seeking after-tax total return. This repositioning will provide the Fund with greater flexibility to invest in a broader universe of fixed income securities and adjust to changing economic environments in an effort to more effectively manage risk and enhance performance.   In addition, all of the advisory and administrative services that are currently being provided by BMR and EVM, respectively, under separate agreements would be consolidated into a single agreement with EVM, consistent with the contractual arrangements with EVM for these types of services for most other funds in the Eaton Vance family of funds.  Consistent with these other arrangements, the fee to be paid under the Proposed Agreement would be simplified to include only an asset-based fee that is expected to result in a fee at all asset levels that is no greater than the fee payable under the Current Agreement with BMR.

WHAT IS THE RECOMMENDATION OF THE BOARD OF TRUSTEES?

The Trustees recommend that you vote in favor of the proposals.

WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE PROPOSALS?

If the proposals are not approved, the Fund will continue to invest in accordance with its Current 80% Policy and its Fund’s Current Agreement and current Amended and Restated Administrative Services Agreement will continue in effect.  The Board will consider what actions, if any, may be appropriate.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card, then mailing it in the postage-paid envelope provided. Alternatively, you can vote by telephone by calling the toll-free number on your proxy card or by computer by going to the Internet address provided on your proxy card, and following the instructions given, using your proxy card as a guide.  By voting promptly, you can avoid additional solicitations by telephone or other means and the Fund can avoid additional expense.

IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

Yes.  A written proxy is revocable prior to the meeting by sending a signed written note with instructions to the Fund’s proxy tabulator, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person.  Proxies voted by telephone or over the Internet may be revoked in the same manner as written proxies.

WHAT IS THE REQUIRED VOTE TO APPROVE THE PROPOSALS?

Approval of each of Proposal 1 and Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Fund or (b) 67% or more of the voting securities of the Fund present at a meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy.  All shares of the Fund vote together as a single class on each of the Proposals. Implementation of each Proposal is contingent upon the approval of the other Proposal.

BACKGROUND

The investment objective of the Fund is to provide current income exempt from regular federal income tax and Massachusetts state personal income taxes.  The Fund currently seeks to meet its objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and Massachusetts state personal income taxes.

BMR currently provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement dated October 8, 2004 (the “Current Advisory Agreement”).  EVM provides administrative services to the Fund pursuant to an Amended and Restated Administrative Services Agreement dated August 6, 2012 (the “Current Administrative Services Agreement” and, together with the Current Advisory Agreement, the “Current Agreements”).

At a meetings held in June and August, 2016, the Board of Trustees of the Fund, including the Trustees who are not “interested persons” of the Fund, approved changes to the Fund that would (i) change the Fund’s investment objective from providing current income exempt from regular federal income tax and Massachusetts state personal income taxes to seeking to maximize after-tax total return; and (ii) allow the Fund to (a) employ a more flexible investment approach and invest nationally (i.e., not primarily in issuers exempt from Massachusetts state personal income taxes), (b) invest in municipal obligations of any duration and credit quality and (c) shorten the Fund’s dollar-weighted average portfolio duration to 4.5 years or less.   The Board also voted to change the name of the Fund to “Eaton Vance Short Duration Municipal Opportunities Fund.”  In order for the Fund to implement the foregoing changes, the Fund must change its Current 80% Policy, which would eliminate the requirement that the Fund invest at least 80% of its net assets in municipal obligations that are exempt from Massachusetts state personal income taxes.  At its meetings, the Board also approved the Proposed Agreement to replace the Current Agreements.  Proposal 1 will be implemented provided Proposal 2 is approved by shareholders.  The Proposed Agreement will become effective provided Proposal 1 is approved by shareholders.

PROPOSAL 1.  AMEND THE FUND’S 80% POLICY

The Board has approved, on behalf of the Fund, and recommends that shareholders of the Fund approve, a proposal to amend the Fund’s policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and Massachusetts state personal income taxes.  Under the New 80% Policy, the Fund would be required to invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax.  If this proposal is approved, the Fund would no longer be required to (although it may) invest in municipal obligations that are exempt from Massachusetts state personal income taxes.  The implementation of the New 80% Policy is also contingent upon the approval of Proposal 2.

The Securities and Exchange Commission (the “SEC”) requires registered investment companies with “municipal” or “tax-exempt” in their names to adopt fundamental policies limiting the types of investments they make for their shareholders.  Pursuant to this requirement, the Fund has adopted the following fundamental policy:  Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and Massachusetts state personal income taxes.

EVM and BMR proposed the change to the Fund’s Current 80% Policy in connection with other changes that are intended to reposition the Fund has a short duration, national municipal fund with flexibility to invest across the municipal markets.  Pursuant to this repositioning, the Fund will (i) change its investment objective to seeking to maximize after-tax total return; and (ii) (a) employ a more flexible investment approach and invest nationally (i.e., not primarily in issuers exempt from Massachusetts state personal income taxes), (b) be permitted to invest in municipal obligations of any duration and credit quality and (c) shorten the Fund’s dollar-weighted average portfolio duration to 4.5 years or less.1 The Fund’s name also would be changed to “Eaton Vance Short Duration Municipal Opportunities Fund.”  In order for the Fund to implement the foregoing changes, the Fund must change its Current 80% Policy, which would eliminate the requirement that the Fund invest at least 80% of its net assets in municipal obligations that are exempt from Massachusetts state personal income taxes.

The proposed change to the Fund’s Current 80% Policy is as follows:

Current 80 % Policy:

The Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and Massachusetts state personal income taxes.

New 80% Policy:

The Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax.

As a result of this change, the Fund would be able to invest up to 80% of its net assets in a broad array of municipal obligations provided they are exempt from regular federal income tax.  The Fund would continue to have the flexibility to invest up to 20% of its net assets in other debt obligations, including (but not limited to) taxable municipal obligations.  The Fund may also invest up to 20% of its net assets in U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities. EVM and BMR believe that the changes to the Fund’s investment objective and policies described herein could enhance the attractiveness of the Fund to investors and help to grow the Fund’s assets.  As of July 31, 2016, the Fund’s net assets were approximately $60 million.

Because the Fund would no longer be required to invest up to 80% of its net assets in municipal obligations that are exempt from Massachusetts personal taxes and may be more likely to invest up to 20% of its net assets in taxable obligations pursuant to its new investment objective, approval of the New 80% Policy would have tax implications for shareholders.  Each shareholder’s tax situation is different. You should consult with your own tax advisor about potential tax consequences to you as a result of these changes.

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1

Per prospectus, the Fund currently invests in obligations to seek to maintain a dollar-weighted average portfolio duration of between three and nine years, but may invest in individual municipal obligations of any maturity.

If approved by shareholders, the Fund’s New 80% Policy would be designated as a “fundamental” policy and, therefore, any future changes to the Fund’s New 80% Policy would require shareholder approval.

Vote Required to Approve Proposal 1

Approval to amend the Fund’s Current 80% Policy requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Fund, or (b) 67% or more of the voting securities of the Fund present at a meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy.  The implementation of the New 80% Policy is also contingent on approval of Proposal 2.

If Proposal 1 or Proposal 2 is not approved, the Fund would maintain its Current 80% Policy and the Board will consider what actions, if any, may be appropriate.

The Board of Trustees of the Trust recommends that the shareholders of the Fund vote FOR changing the Fund’s Current 80% Policy.

PROPOSAL 2.  APPROVAL OF THE PROPOSED AGREEMENT

The Board has approved, on behalf of the Fund, and recommends that shareholders of the Fund approve the Proposed Agreement, pursuant to which EVM will serve as the Fund’s investment adviser and administrator. Under the Proposed Agreement, EVM will receive from the Fund an investment advisory and administrative services fee as described under “Fees” below.  The form of the Proposed Agreement is included as Exhibit B.  The implementation of the Proposed Agreement is also contingent upon the approval of Proposal 1.  Subject to the approval of Proposal 1 and Proposal 2, the Current Agreements would be terminated.

The Current Agreement and the Proposed Agreement

Services Provided.  Under both the Current Advisory Agreement and the Proposed Agreement, the investment adviser is responsible for managing the investment and reinvestment of the Fund’s assets and providing continuous investment advice regarding the purchase and sale of securities held by the Fund, subject to the supervision of the Fund’s Board of Trustees.  Under both the Current Advisory Agreement and the Proposed Agreement, the investment adviser provides office space to the Fund and all necessary office facilities, equipment and personnel for servicing the investments of the Fund and pays the salaries and fees of all officers and Trustees of the Fund who are members of its organization and all personnel of the adviser performing services relating to research and investment activities.  Under both the Current Administrative Services Agreement and the Proposed Agreement, EVM is responsible for providing substantially the same administrative services to the Fund.

Portfolio Management.  No portfolio management changes will occur in connection with the approval of the Proposed Agreement.

Fees.  Under the Current Advisory Agreement, the Fund pays to the investment adviser an investment advisory fee that consists of two components:  (i) an asset-based investment advisory fee (the “Asset-Based Fee”) and (ii) an income-based fee (the “Income-Based Fee”).  Under the Proposed Agreement, the Fund pays to the investment adviser an asset-based investment advisory fee.  The Fund does not pay a fee pursuant to the Current Administrative Services Agreement.

The following table shows the advisory fees payable by the Fund under the Current Advisory Agreement, which consists of (a) the Asset-Based Fee payable under the Current Advisory Agreement and (b) the Income-Based Fee payable under the Current Advisory Agreement:

Current Management Fees Asset Level (based on average daily net assets)	Current Annual Asset-Based Fee	Current Annual Income-Based Fee
up to $500 million	0.300%	3.00%
$500 million but less than $1 billion	0.275%	2.75%
$1 billion but less than $1.5 billion	0.250%	2.50%
$1.5 billion but less than $2 billion	0.225%	2.25%
$2 billion but less than $3 billion	0.200%	2.00%
$3 billion and over	0.175%	1.75%

The following table shows the Asset-Based Fee payable by the Fund under the Proposed Agreement:

Proposed Advisory Fees Asset Level (based on average daily net assets)	Proposed Annual Asset-Based Fee
up to $1 billion	0.400%
$1 billion but less than $2.5 billion	0.375%
$2.5 billion but less than $5 billion	0.360%
$5 billion and over	0.350%

As of the Fund’s fiscal year ended March 31, 2016, the Fund’s effective advisory fee rate was 0.40% of its average daily net assets.  The Fund’s effective fee rate under the Proposed Agreement based on its average daily net assets for the fiscal year ended March 31, 2016 also would have been 0.40%  As noted above, the Current Agreements would be replaced with the Proposed Agreement and the Current Agreements would be terminated if the Proposed Agreement is approved.  EVM would serve as investment adviser and would continue to serve as administrator of the Fund pursuant to the Proposed Agreement.

Proposed Expense Reimbursement.  If the Proposed Agreement is approved, EVM has agreed to reimburse the Fund’s expenses to the extent total annual operating expenses exceed 0.70%, 1.45% and 0.55% annually of average daily net assets for Classes A, C and I, respectively.  This expense reimbursement would continue for at least a year following the implementation of the Proposed Agreement.  For its fiscal year ended March 31, 2016, the Fund’s total annual operating expenses were 0.77% for Class A shares, 1.52% for Class C shares and 0.62% for Class I shares.  Information about the Fund’s actual and pro forma fees and expenses appears under “Additional Information” below.

Impact of Proposed Changes to the Advisory Fees.  Because the advisory fees payable under the Proposed Agreement will be implemented prospectively, the future impact on the fees paid by the Fund to EVM will depend upon the Fund’s future average daily net assets.  However, the fees paid under the Current Advisory Agreement can be compared against the fees that would have been paid if the Proposed Agreement had been in place for the fiscal years ended March 31, 2016 and March 31, 2015.

The following table shows for the last two fiscal years:  (i) the advisory fees paid to BMR by the Fund under the Current Advisory Agreement; and (ii) the administrative fees paid to EVM by the Fund under the Current Administrative Services Agreement.

Year Ended	Advisory Fee Paid by Fund	Administration Fee Paid by Fund	Total Management Fees
3/31/2016	$252,207	$0	$252,207
3/31/2015	$260,419	$0	$260,419

The table below compares the fees paid for the fiscal years ended March 31, 2016 and March 31, 2015 under the Current Agreements to the pro forma fees that would have been paid over the same periods under the Proposed Agreement (in both instances including the administration fees payable under the Current Administrative Services Agreement and the Proposed Agreement).

Year Ended	Actual Total Management Fees Paid	Pro Forma Total Management Fees	Difference $ / %
3/31/2016	$252,207	$252,207	($0) / (0%)
3/31/2015	$260,419	$260,419	($0) / (0%)

Payment of Expenses.  Under both the Current Agreements and the Proposed Agreement, the Fund pays all expenses incident to its organization, operations, and business not specifically assumed by the investment adviser, including commissions, fees and other expenses connected with buying, selling and holding securities and other investments; auditing, accounting and legal expenses; taxes and interest; governmental fees; expenses of issue, sale and redemption of interests in the Fund; expenses of registering and qualifying the Fund and interests in the Fund under federal and state securities laws and preparing and printing registration statements or other offering statements; expenses of registering and maintaining registrations of the Fund and of the Fund’s placement agent as broker-dealer or agent under state securities laws; expenses of reports and notices to interest holders and of meetings of interest holders and proxy solicitations therefore; expenses of reports to governmental officers and commissions; insurance expenses; association membership dues; fees, expenses and disbursements of custodians and sub-custodians for all services to the Fund; fees, expenses and disbursements of transfer agents, dividend disbursing agents, interest holder servicing agents and registrars for all services to the Fund; compensation and expenses of Trustees of the Fund who are not members of the adviser’s organization; and such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its Trustees, officers and interest holders with respect thereto.

Other Provisions.  Under both the Current Agreements and the Proposed Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations under the Agreement, the investment adviser shall not be liable to the Fund or any Fund shareholder for acts or omissions or for any investment type losses in connection with the services it provides.

The Trustees and Officers of the Trust and the Fund and their principal occupations are set forth in Exhibit C to this Proxy Statement.  The Current Advisory Agreement and Current Administrative Services Agreement were most recently approved by the Trustees, including all of the Trustees who are not interested persons of the investment adviser or the Fund (the “Independent Trustees”), on April 26, 2016.  Provided it is not superseded by the Proposed Agreement, the Current Advisory Agreement and Current Administrative Services Agreement will continue in effect year to year so long as such continuance is approved at least annually by a majority of the Independent Trustees.  The Proposed Agreement was approved by the Trustees at a meeting in August  2016, and if approved by shareholders, shall remain in full force and effect through and including the second anniversary of the execution of the Proposed Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Independent Trustees of the Fund cast in person at a meeting called for the purpose of voting on such approval.  Each of the Current Agreements and the Proposed Agreement also provides it (i) may be terminated, without the payment of any penalty on 60 days’ advance written notice, by the investment adviser or by the Trustees of the Fund, and the Fund may, at any time upon such written notice to the investment adviser, terminate the agreement with respect to the investment adviser by vote of a majority of the outstanding voting securities of the Fund; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Independent Trustees of the Fund, and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.

EVM

EVM is a business trust organized under the laws of The Commonwealth of Massachusetts.  Eaton Vance, Inc. (“EV”) serves as trustee of EVM.  EV and EVM are wholly-owned subsidiaries of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company.  EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.  EVM currently serves as administrator of the Fund.  Thomas E. Faust Jr., Chief Executive Officer and President of EVM, also serves as a Trustee of the Fund. EVM also provides sub-transfer agency support and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended March 31, 2016, EVM earned $2,184 from the Fund for such services.  Eaton Vance Distributors, Inc. (“EVD”), an affiliate of EVM, acts as the principal underwriter for the Fund.  The Fund accrued and/or paid $149,852 pursuant to Fund distribution plans, of which $83,641 was retained by EVD for the year ended March 31, 2016.  EVM will continue to provide sub-transfer agency support services to the Fund and EVD will remain principal underwriter for the Fund following approval of the Proposed Agreement.  The business address of EVM and EVD is Two International Place, Boston, Massachusetts 02110. EVM and its affiliates currently manage over $315 billion on behalf of mutual funds, institutional clients and individuals.

A description of the Board’s contract approval process, including the material factors considered by the Board and related conclusions reached by the Board in approving the Proposed Agreement, can be found on page __ of this Proxy Statement.

Vote Required to Approve Proposal 2

Approval of the Proposed Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Fund, or (b) 67% or more of the voting securities of the Fund present at a meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. As noted above, the Proposed Agreement will become effective if Proposal 1 is approved by shareholders.

If Proposal 1 or Proposal 2 is not approved, the Current Agreement will continue and the Board will consider what actions, if any, may be appropriate.

The Board of Trustees of the Trust recommends that the shareholders of the Fund vote FOR the approval of the Proposed Agreement between EVM and the Fund.

ADDITIONAL INFORMATION

Comparison of Current and Pro Forma Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund under the current fee structure and the pro forma fee structure.  The fees and expenses shown are determined based upon average net assets for the fiscal year ended March 31, 2016.

Actual Fund Fees and Expenses as of 3/31/16

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.15%	0.90%	None
Other Expenses	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	0.77%	1.52%	0.62%

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same as stated in the Fund Fees and Expenses table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$302	$465	$643	$1,158	$302	$465	$643	$1,158
Class C shares	$255	$480	$829	$1,813	$155	$480	$829	$1,813
Class I shares	$63	$199	$346	$774	$63	$199	$346	$774

Pro Forma Fund Fees and Expenses as of 3/31/16 based on Pro Forma Fees under the Proposed Agreements

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Pro Forma Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.15%	0.90%	None
Other Expenses	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	0.77%	1.52%	0.62%
Expense Reimbursement[1]	(0.07%)	(0.07%)	(0.07%)
Total Fund Operating Expenses After Expense Reimbursement	0.70%	1.45%	0.55%

Pro Forma Example.  This pro forma Example is intended to help you compare the pro forma cost of investing in the Fund with the cost of investing in other mutual funds.  The pro forma Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The pro forma Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same as stated in the pro forma Fund Fees and Expenses table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$295	$459	$636	$1,151	$295	$459	$636	$1,151
Class C shares	$248	$473	$822	$1,807	$148	$473	$822	$1,807
Class I shares	$56	$191	$339	$768	$56	$191	$339	$768

Implementation of the Proposed Agreement

If Proposal 1 and Proposal 2 are approved, the Proposed Agreement will become effective  as soon as practicable after such approval.  If Proposal 1 or Proposal 2 is not approved, the Current Agreements will continue and the Board will consider what actions, if any, may be appropriate.

Trustees Considerations with Respect to the Proposals

At meetings held on June 14-15, 2016 and August 9-10, 2016, the Board of Trustees, including a majority of the Independent Trustees of the Fund, approved each proposal.  In considering the Proposed Agreement, the Trustees took into account the terms of the Proposed Agreement and other relevant considerations, which are set forth in Exhibit D.

NOTICE TO BANKS AND BROKER/DEALERS

The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares.  Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, Two International Place, Boston, MA  02110, Attn: Proxy Coordinator.

Proxy Solicitation and Tabulation

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trust’s Board of Trustees will be borne by EVM.  Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust, by personnel of EVM, by the Fund’s transfer agent, BNY Mellon Asset Servicing, by broker-dealer firms or by a professional solicitation organization.  The Fund has retained AST Fund Solutions, LLC to assist in the solicitation of proxies, for which the Fund will pay an estimated fee of approximately $20,000, including out-of-pocket expenses.  Estimated costs assume a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs would be higher.  The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers, by EVM personnel, by the transfer agent, BNY Mellon Investment Servicing (US) Inc., by broker-dealer firms or by AST Fund Solutions, LLC in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne by EVM.  A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission.  The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.  EVM will reimburse the Fund for all costs related to the proxy.

Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the Internet rather than return their proxy cards.  Please see the proxy card for details.  The Fund may arrange for EVM, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone.  If the Fund records votes by telephone or over the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.  If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

All proxy cards solicited by the Trust’s Board of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting.  Shares represented by such proxies will be voted in accordance with the instructions thereon.  If no specification is made on the proxy card with respect to a Proposal, it will be voted FOR the matters specified on the proxy card.  With respect to Fund shares held in Eaton Vance individual retirement accounts, undirected shares will be voted by EVM or an affiliate in the same proportion as shares of the Fund for which instructions were received.  Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be treated as shares that are present at the meeting for purposes of establishing quorum, but will have the effect of a vote against the Proposals.

Under the By-laws of the Trust, a quorum requires the presence, in person or by proxy, of at least one-third (1/3) of the outstanding shares of the Fund.  If a quorum is not present at the meeting or if the quorum is present at the meeting, but sufficient votes by the shareholders of the Fund in favor of any proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the session of the meeting to be adjourned.  The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made.  They will vote against any such adjournment those proxies required to be voted against such Proposal.  Abstentions and broker non-votes will not be treated as shares voted on any such adjournment.  The costs of any such additional solicitation and of any adjourned session will be borne by EVM as described above.

Shareholder Proposals

Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, Two International Place, Boston, MA 02110.  Proposals must be received a reasonable time in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting.  The Fund does not conduct annual meetings.

Householding

One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise.  You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by calling 1-800-262-1122 Monday through Friday 8:30 a.m. to 5:30 p.m. (Eastern Time) or writing to Eaton Vance Management, Attn:  Proxy Coordinator – Mutual Fund Services, Two International Place, Boston, Massachusetts 02110.

August __, 2016

Exhibit A

As of August 16, 2016, the following person(s) of each class of the Fund held the share percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances.

Class A Shares
__	__	__%

Class C Shares
__	__	__%

Class I Shares
__	__	__%

Beneficial owners of 25% or more of a Class are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

A-1

Exhibit B

FORM OF

EATON VANCE INVESTMENT TRUST

INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENT

ON BEHALF OF

EATON VANCE SHORT DURATION MUNICIPAL OPPORTUNITIES FUND

AGREEMENT made this __ day of __, __, between Eaton Vance Investment Trust, a Massachusetts business trust (the “Trust”), on behalf of Eaton Vance Short Duration Municipal Opportunities Fund (the “Fund”), and Eaton Vance Management, a Massachusetts business trust (“Eaton Vance”).

1.

Duties of Eaton Vance.  The Trust hereby employs Eaton Vance to act as investment adviser for and to manage the investment and reinvestment of the assets of the Fund and to administer the Fund’s affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Agreement.

Eaton Vance hereby accepts such employment, and undertakes to afford to the Trust the advice and assistance of Eaton Vance’s organization in the choice of investments, in the purchase and sale of securities and in the administration of the Fund and to furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund and for administering its affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of Eaton Vance’s organization and all personnel of Eaton Vance performing services relating to research and investment and administrative activities.  Eaton Vance shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

In connection with its responsibilities as administrator of the Fund, Eaton Vance will:

•

assist in preparing all annual, semi-annual and other reports required to be sent to Fund shareholders and/or filed with the Securities and Exchange Commission (“SEC”), and arrange for such filing and printing and dissemination of such reports to shareholders;

•

prepare and assemble all reports required to be filed by the Trust on behalf of the Fund with the SEC on Form N-SAR, or on such other form as the SEC may substitute for Form N-SAR, and file such reports with the SEC;

•

review the provision of services by the Fund’s independent public accounting firm, including, but not limited to, the preparation by such firm of audited financial statements of the Fund and the Fund’s federal, state and local tax returns; and make such reports and recommendations to the Trustees of the Trust concerning the performance of the independent accountants as the Trustees deem appropriate;

•

arrange for the filing with the appropriate authorities all required federal, state and local tax returns;

•

arrange for the dissemination to shareholders of the Fund’s proxy materials, and oversee the tabulation of proxies by the Fund’s transfer agent or other duly authorized proxy tabulator;

•

review and supervise the provision of custodian services to the Fund; and make such reports and recommendations to the Trustees concerning the provision of such services as the Trustees deem appropriate;

•

oversee the valuation of all such portfolio investments and other assets of the Fund as may be designated by the Trustees (subject to any guidelines, directions and instructions of the Trustees), and review and supervise the calculation of the net asset value of the Fund’s shares by the custodian;

•

negotiate the terms and conditions under which transfer agency and dividend disbursing services will be provided to the Fund, and the fees to be paid by the Fund in connection therewith; review and supervise the provision of transfer agency and dividend disbursing services to the Fund; and make such reports and recommendations to the Trustees concerning the performance of the Fund’s transfer and dividend disbursing agent as the Trustees deem appropriate;

•

establish the accounting policies of the Fund; reconcile accounting issues that may arise with respect to the Fund’s operations; and consult with the Fund’s independent accountants, legal counsel, custodian, accounting and bookkeeping agents and transfer and dividend disbursing agent as necessary in connection therewith;

•

determine the amount of all distributions (if any) to be paid by the Fund to its shareholders; prepare and arrange for the publishing of notices to shareholders regarding such distributions (if required) and provide the Fund’s transfer and dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of distributions;

•

review the Fund’s bills and authorize payments of such bills by the Fund’s custodian;

•

oversee services provided to the Fund by external counsel;

•

arrange for the preparation and filing of all other reports, forms, registration statements and documents required to be filed by the Trust on behalf of the Fund with the SEC and any other regulatory body; and

•

provide other internal legal, auditing, accounting and administrative services as ordinarily required in conducting the Fund’s business affairs.

Eaton Vance shall provide the Trust with such investment management and supervision as the Trust may from time to time consider necessary for the proper supervision of the Fund.  As investment adviser to the Trust, Eaton Vance shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Fund’s assets shall be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940, all as from time to time amended.  Eaton Vance is authorized, in its discretion and without prior consultation with the Trust, to buy, sell, and otherwise trade in any and all types of securities, derivatives and investment instruments on behalf of the Fund. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Fund and notify Eaton Vance thereof in writing, Eaton Vance shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.  Eaton Vance shall take, on behalf of the Trust, all actions which it deems necessary or desirable to implement the investment policies of the Trust and of the Fund.

Eaton Vance shall place all orders for the purchase or sale of portfolio securities for the account of the Fund either directly with the issuer or with brokers or dealers selected by Eaton Vance, and to that end Eaton Vance is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, Eaton Vance shall adhere to procedures adopted by the Board of Trustees of the Trust.

Notwithstanding the foregoing, Eaton Vance shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of the Fund, nor shall Eaton Vance be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, custodian or shareholder servicing agent of the Trust or the Fund.

2.

Compensation of Eaton Vance.  For the services, payments and facilities to be furnished hereunder by Eaton Vance, Eaton Vance shall be entitled to receive from the Fund fees in an amount equal to the following average daily net assets of the Fund throughout each month:

Average Daily Net Assets for the Month	Annual Fee Rate
Up to $1 billion	0.400%
$1 billion but less than $2.5 billion	0.375%
$2.5 billion but less than $5 billion	0.360%
$5 billion and over	0.350%

Such compensation shall be paid monthly in arrears.  The Fund’s daily net assets shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Trustees of the Trust.  In case of initiation or termination of the Agreement during any month with respect to the Fund, the fee for that month shall be based on the number of calendar days during which it is in effect.  Eaton Vance may, from time to time, waive all or a part of the above compensation.

3.

Allocation of Charges and Expenses.  Eaton Vance shall pay the entire salaries and fees of all of the Trust’s Trustees and officers employed by Eaton Vance and who devote part or all of their time to the affairs of Eaton Vance, and the salaries and fees of such persons shall not be deemed to be expenses incurred by the Trust for purposes of this Section 3.  Except as provided in the foregoing sentence, it is understood that the Fund will pay all expenses other than those expressly stated to be payable by Eaton Vance hereunder, which expenses payable by the Fund shall include, without implied limitation:

•

expenses of organizing and maintaining the Fund and continuing its existence;

•

commissions, fees and other expenses connected with the acquisition and disposition of securities and other investments;

•

auditing, accounting and legal expenses;

•

taxes and interest;

•

governmental fees;

•

expenses of issue, sale and redemption of shares;

•

expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund under state securities laws;

•

registration of the Trust under the Investment Company Act of 1940;

•

expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor;

•

expenses of reports to regulatory bodies;

•

insurance expenses;

•

association membership dues;

•

fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts, and determination of net asset values);

•

fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund;

•

expenses for servicing shareholder accounts;

•

any direct charges to shareholders approved by the Trustees of the Trust;

•

compensation and expenses of Trustees of the Trust who are not members of Eaton Vance’s organization;

•

all payments to be made and expenses to be assumed by the Fund in connection with the distribution of Fund shares;

•

any pricing or valuation services employed by the Fund to value its investments including primary and comparative valuation services;

•

any investment advisory, sub-advisory or similar management fee payable by the Fund;

•

all expenses incurred in connection with the Fund’s use of a line of credit; and

•

such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

4.

Other Interests.  It is understood that Trustees and officers of the Trust and shareholders of the Fund are or may be or become interested in Eaton Vance as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of Eaton Vance are or may be or become similarly interested in the Fund, and that Eaton Vance may be or become interested in the Fund as a shareholder or otherwise.  It is also understood that trustees, officers, employees and shareholders of Eaton Vance may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which Eaton Vance may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words “Eaton Vance” or “Boston Management and Research” or any combination thereof as part of their name, and that Eaton Vance or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

5.

Limitation of Liability of Eaton Vance.  The services of Eaton Vance to the Trust and the Fund are not to be deemed to be exclusive, Eaton Vance being free to render services to others and engage in other business activities.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Eaton Vance, Eaton Vance shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

The Trust expressly acknowledges the provision in the Declaration of Trust of Eaton Vance limiting the personal liability of the Trustees of Eaton Vance and the shareholders of Eaton Vance, and the Trust hereby agrees that it shall have recourse to Eaton Vance for payment of claims or obligations as between Eaton Vance and the Trust arising out of this Agreement and shall not seek satisfaction from the Trustees or shareholders or any Trustee of Eaton Vance.

6.

Sub-Advisers and Sub-Administrators.  Eaton Vance may employ one or more sub-advisers or sub-administrators from time to time to perform such of the acts and services of Eaton Vance including the selection of brokers or dealers or other persons to execute the Fund’s portfolio security transactions, and upon such terms and conditions as may be agreed upon between Eaton Vance and such sub-adviser or sub-administrator and approved by the Trustees of the Trust, all as permitted by the Investment Company Act of 1940.  The performance of each such sub-investment adviser or sub-administrator of its obligation under any such agreement shall be supervised by Eaton Vance.  Further, Eaton Vance may, with the approval of the Trustees of the Trust and without the vote of any Interests in the Trust, terminate any agreement with any sub-investment adviser or sub-administrator and/or enter into an agreement with one or more other sub-investment advisers or sub-administrators, all as permitted by the Investment Company Act of 1940 and the rules hereunder.  In the event a sub-adviser or sub-administrator is employed, Eaton Vance retains the authority to immediately assume responsibility for any functions delegated to a sub-adviser or sub-administrator, subject to approval by the Board and notice to the sub-adviser or sub-administrator.

7.

Duration and Termination of this Agreement.  This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of Eaton Vance or the Trust cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of Trustees of the Trust or the trustees of Eaton Vance, as the case may be, and the Trust may, at any time upon such written notice to Eaton Vance, terminate this Agreement by vote of a majority of the outstanding voting securities of the Fund.  This Agreement shall terminate automatically in the event of its assignment.

8.

Amendments of the Agreement.  This Agreement may be amended by a writing signed by both parties hereto, provided that no material amendment to this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of Eaton Vance or the Trust cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required by the Investment Company Act of 1940, by vote of a majority of the outstanding voting securities of the Fund.

9.

Limitation of Liability of Trust.  Eaton Vance expressly acknowledges the provision in the Declaration of Trust of the Trust limiting the personal liability of the Trustees of the Trust and the shareholders of the Fund, and Eaton Vance hereby agrees that it shall have recourse to the Trust or the Fund for payment of claims or obligations as between the Trust or the Fund and Eaton Vance arising out of this Agreement and shall not seek satisfaction from the Trustees or shareholders or any Trustee of the Trust or shareholder of the Fund.

10.

Use of the Name “Eaton Vance”.  Eaton Vance hereby consents to the use by the Fund of the name “Eaton Vance” as part of the Fund’s name; provided, however, that such consent shall be conditioned upon the employment of Eaton Vance or one of its affiliates as the investment adviser or administrator of the Fund.  The name “Eaton Vance” or any variation thereof may be used from time to time in other connections and for other purposes by Eaton Vance and its affiliates and other investment companies that have obtained consent to the use of the name “Eaton Vance”.  Eaton Vance shall have the right to require the Fund to cease using the name “Eaton Vance” as part of the Fund’s name if the Fund ceases, for any reason, to employ Eaton Vance or one of its affiliates as the Fund’s investment adviser or administrator.  Future names adopted by the Fund for itself, insofar as such names include identifying words requiring the consent of Eaton Vance, shall be the property of Eaton Vance and shall be subject to the same terms and conditions.

11.

No Third Party Beneficiaries.  Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

12.

Certain Definitions.  The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.  The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of shareholders, of the lesser of (a) 67 per centum or more of the shares of the Fund present or represented by proxy at the meeting if the holders of more than 50 per centum of the shares of the Fund are present or represented by proxy at the meeting, or (b) more than 50 per centum of the shares of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

EATON VANCE INVESTMENT TRUST on behalf of

EATON VANCE SHORT DURATION MUNICIPAL OPPORTUNITIES FUND

By:

Payson F. Swaffield, President

EATON VANCE MANAGEMENT

By:

Maureen A. Gemma, Vice President

Exhibit C

Officers and Trustees of the Trust

The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust.  The Board members and officers of the Trust are listed below.  Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.  Board members and officers of the Trust hold indefinite terms of office.  The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act.  The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110.  As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “Eaton Vance” refers to Eaton Vance Management, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. (see “Principal Underwriter” under “Other Service Providers”).  EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR.  EVMI is an indirect, wholly-owned subsidiary of EVC.  Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.  Mark R. Fetting and Scott E. Wennerholm have been appointed as Trustees of the Trust effective September 1, 2016.

Name and Year of Birth	Trust Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
Interested Trustee
THOMAS E. FAUST JR. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD and EVMI. Trustee and/or officer of 175 registered investment companies. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD, EVMI and EV, which are affiliates of the Trust.	175	Director of EVC and Hexavest Inc. (investment management firm).
Noninterested Trustees
SCOTT E. ESTON 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997).  Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds at a mutually convenient time in 2017.

				175	None

Name and Year of Birth	Trust Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
MARK R. FETTING 1954	Trustee	Since 2016	Private investor. Formerly, held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).	175

Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

CYNTHIA E. FROST 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).	175	None
GEORGE J. GORMAN 1952	Trustee	Since 2014	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).	175	Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).
VALERIE A. MOSLEY 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).	175	Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

Name and Year of Birth	Trust Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
WILLIAM H. PARK 1947	Chairperson of the Board and Trustee	Chairperson of the Board since 2016 and Trustee since 2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group, L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

				175	None
HELEN FRAME PETERS 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175

Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

SUSAN J. SUTHERLAND 1957	Trustee	Since 2015	Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).	175	Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).
HARRIETT TEE TAGGART 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).	175

Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Name and Year of Birth	Trust Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
RALPH F. VERNI 1943	Trustee	Since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life.  Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006).  Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

				175	None
SCOTT E. WENNERHOLM 1959	Trustee	Since 2016	Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).	175	None

(1)

Includes both master and feeder funds in a master-feeder structure.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust:  Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II:  Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).  However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust:  Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

Principal Officers who are not Trustees
Name and Year of Birth	Trust Position(s) Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
PAYSON F. SWAFFIELD 1956	President	Since 2014	Vice President and Chief Income Investment Officer of Eaton Vance and BMR. Officer of 144 registered investment companies managed by Eaton Vance or BMR.
MAUREEN A. GEMMA 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of Eaton Vance and BMR. Officer of 175 registered investment companies managed by Eaton Vance or BMR.
JAMES F. KIRCHNER 1967	Treasurer	Since 2013	Vice President of Eaton Vance and BMR. Officer of 175 registered investment companies managed by Eaton Vance or BMR.
PAUL M. O’NEIL 1953	Chief Compliance Officer	Since 2004	Vice President of Eaton Vance and BMR. Officer of 175 registered investment companies managed by Eaton Vance or BMR.

Exhibit D

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At meetings of the Boards of Trustees (each, a “Board”) of the registered investment companies (the “Eaton Vance Funds”) advised, administered and/or distributed by Eaton Vance Management (the “Adviser”) or its affiliates (together, with the Adviser, “Eaton Vance”) held on June 14-15, 2016 and August 9-10, 2016 (the “Meetings”), the Board of the Eaton Vance Massachusetts Limited Maturity Municipal Income Fund (the “Fund”), including a majority of the Independent Trustees, voted to approve a new investment advisory and administrative agreement between the Fund and the Adviser, subject to shareholder approval (the “proposed advisory agreement”).

Prior to voting its approval of the proposed advisory agreement, the Board received information from Eaton Vance that the Board considered reasonably necessary to evaluate the terms of the agreement. The Board considered information furnished by Eaton Vance for the Meetings relating specifically to the Fund, as well as information furnished for prior meetings of the Board and its committees, including meetings at which the Board or its committees considered other investment advisory agreements for the Fund and other Eaton Vance Funds.  The Board noted that it had recently approved the continuation of the Fund’s current investment advisory agreement (the “current advisory agreement”) with Boston Management and Research (“BMR”), an affiliate of the Adviser, in connection with the annual contract renewal process at its meeting held on April 26, 2016.  In considering the proposed advisory agreement, the Board considered information furnished to the Board and its committees in connection with its approval of the current advisory agreement.

The information that the Board considered included, among other things, the following:

Information about Fees, Performance and Expenses

•

Information comparing the advisory and related fees paid and payable by the Fund, before and after giving effect to the terms of the proposed advisory agreement, with fees paid by comparable funds;

•

Information comparing the total expense ratio of the Fund and its components for the year ended March 31, 2016, and on a pro forma basis after giving effect to the terms of the proposed advisory agreement, to the total expense ratio and components of comparable funds;

•

A report from an independent data provider comparing the investment performance of the Fund (as managed in accordance with the Fund’s current investment objective and policies) to the investment performance of comparable funds over various time periods;

•

Data regarding investment performance of the Fund (as managed in accordance with the Fund’s current investment objective and policies) in comparison to a benchmark index and customized groups of peer funds identified by Eaton Vance in consultation with the Board;

•

Profitability analyses for Eaton Vance with respect to the Fund for the prior year under the current advisory agreement and related administrative services agreement;

Information about Portfolio Management and Trading

•

Descriptions of the investment management services provided by Eaton Vance, including the investment strategies and processes it employs;

•

The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about policies and practices with respect to trading, including processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by Eaton Vance as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

Information about Eaton Vance

•

Reports detailing the financial results and condition of Eaton Vance;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•

The Codes of Ethics of the Adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•

Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by Eaton Vance (including descriptions of various compliance programs) and their record of compliance;

•

Information concerning the business continuity and disaster recovery plans of Eaton Vance;

Other Relevant Information

•

Information concerning the nature, cost and character of the administrative and other non-investment management services provided by the Eaton Vance;

•

Information concerning management of the relationship with the custodian, subcustodians and fund accountants by Eaton Vance; and

•

The terms of the proposed advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Fund’s proposed advisory agreement with the Adviser, including its fee structure, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the proposed advisory agreement for the Fund, subject to shareholder approval.  The conclusions reached with respect to the proposed advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor.  Moreover, each member of the Board may have placed varying emphasis on particular factors in reaching conclusions with respect to the proposed advisory agreement.

Nature, Extent and Quality of Services

In considering whether to approve the proposed advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Adviser.

In connection with its approval of the proposed advisory agreement, the Board considered the manner in which proposed changes to the Fund’s investment objective and certain investment policies, as described elsewhere in this proxy statement, may affect the services to be provided under the proposed advisory agreement.  Among other things, the Board considered the fact that the Adviser and BMR are staffed by the same personnel and that the appointment of the Adviser to provide investment advisory services under the proposed advisory agreement will not result in a change to the Fund’s portfolio manager or other investment professionals currently involved in the management of the Fund.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Fund, including the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Fund.  In particular, the Board considered the abilities and experience of such investment professionals in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal obligations of various maturities and credit quality.  The Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Fund.  The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals.  In addition, the Board considered the time and attention expected to be devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof.  Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.  The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services to be provided or managed by the Adviser and its affiliates, including transfer agency and accounting services.  The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, will be appropriate and consistent with the terms of the proposed advisory agreement.

Fund Performance

The Board concluded that, in light of the proposed changes to the investment objective and policies of the Fund, as described elsewhere in this proxy statement, the prior performance of the Fund was not a material factor for the Board in its consideration of the proposed advisory agreement.

Management Fees and Expenses

The Board considered contractual fee rates to be payable by the Fund for advisory and administrative services (referred to collectively as “management fees”) under the proposed advisory agreement.  As part of its review, the Board considered the Fund’s total expense ratio on a pro forma basis after giving effect to the proposed advisory agreement based on the total expenses of the Fund at March 31, 2016, before and after giving effect to an undertaking by the Adviser to waive fees or reimburse expenses in specified amounts.  The Board compared these fees and pro forma expense ratios of the Fund with the fees and expense ratios of comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser, the Board concluded that the management fees proposed to be charged to the Fund for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by Eaton Vance with respect to the Fund in providing investment advisory and administrative services for the prior year under the current advisory agreement.  The Board considered the level of profits realized without regard to marketing support or other payments expected to be made by the Adviser and its affiliates to third parties in respect of distribution services.  The Board also considered other direct or indirect fall-out benefits received by Eaton Vance in connection with its relationships with the Fund, including the benefits of research services that may be available to the Eaton Vance as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered to the Fund, the profits realized by the Adviser and its affiliates with respect to the Fund were not excessive.  The Board also concluded that, in light of the services to be provided by the Adviser under the proposed advisory agreement, the current size of the Fund, the prospects for growth of assets in the foreseeable future, and the structure of the fee to be paid under the proposed advisory agreement, which includes breakpoints at several asset levels, the profits to be realized by the Adviser and its affiliates with respect to the Fund going forward are not expected to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase.  The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds.  Based upon the foregoing, the Board concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee under the proposed advisory agreement, which includes breakpoints at several asset levels, can be expected to allow the Fund to share in any benefits from economies of scale in the future.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN

IN THE ACCOMPANYING ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

Please detach at perforation before mailing.

PROXY	PROXY

EATON VANCE MASSACHUSETTS LIMITED MATURITY MUNICIPAL INCOME FUND

SPECIAL MEETING OF SHAREHOLDERS – OCTOBER 20, 2016

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints DEBORAH A. CHLEBEK, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at Two International Place, Boston, Massachusetts 02110, on Thursday, October 20, 2016 at 11:00 a.m., Eastern time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

VOTE VIA THE TELEPHONE: ___________________

VOTE VIA THE INTERNET: _____________________

999 9999 9999 999

       1234 5678

Note:  Please sign this proxy as your name appears on the books of the Fund.  Joint owners should each sign personally.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature
Signature (if held jointly)
Date

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN

IN THE ACCOMPANYING ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

Important Notice Regarding the Availability of Proxy Materials for the

EATON VANCE MASSACHUSETTS LIMITED MATURITY MUNICIPAL INCOME FUND

Shareholder Meeting to Be Held on October 20, 2016

The Proxy Statement for this meeting is available at www.eatonvance.com

PLEASE VOTE, SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PLEASE MARK VOTES AS IN THIS EXAMPLE:

FOR	AGAINST	ABSTAIN

1.

To amend the Fund’s policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and Massachusetts state personal income taxes to require the Fund to invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax.

☐	☐	☐

2.

To approve an Investment Advisory and Administrative Agreement between Eaton Vance Management (“EVM”) and the Fund, pursuant to which EVM will serve as investment adviser and administrator to the Fund.

☐	☐	☐

MEETING ATTENDANCE:

Mark the box to the right if you plan to attend the Special Meeting.  If you plan to attend the Special Meeting in person, please be prepared to present photo identification and proof of your share ownership.

NOTE ADDRESS CHANGE:

If you have any questions or need assistance with voting, please call 1-800-262-1122 from 8:30 a.m. to 5:30 p.m. ET Monday through Friday.

PLEASE SIGN AND DATE ON REVERSE SIDE.